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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


To the Board of Directors and Stockholders
CKE Restaurants, Inc.

We consent to the use in the Registration Statement on Form S-4 of CKE Restaurants, Inc. of our report dated March 18, 1999, incorporated by reference herein and the reference to our firm under the heading "Experts" in the Prospectus, which is a part of the Registration Statement.

/s/ KPMG LLC

Orange County, California
April 28, 1999